UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2017

National Holdings Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-12629	36-4128138
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

410 Park Avenue, 14th Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 417-8000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01. Other Events

On January 18, 2017, National Holdings Corporation (the “Company”) issued a press release announcing that the Company has been advised that the NASDAQ Stock Market has established January 19, 2017 as the ex-dividend date for the dividend of warrants to purchase shares of the Company’s common stock. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release of National Holdings Corporation dated January 18, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Holdings Corporation

Date: January 18, 2017	By:	/s/ Robert B. Fagenson
Name: Robert B. Fagenson Title: Vice Chairman and Co-Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of National Holdings Corporation dated January 18, 2017.